Note 17 - Per Share Amounts	12 Months Ended
Oct. 31, 2024
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
17.	Per share amounts:

Basic and diluted income per common share

(thousands of Canadian dollars, except per share amounts)
	2024	2023

Net income	$39,748	$42,162
Preferred share dividends paid	(988)	(988)
Net income available to common shareholders	38,760	41,174

Weighted average number of common shares outstanding	25,965,724	26,273,739

Basic and diluted income per common share:	$1.49	$1.57

The Series 1 NVCC preferred shares are contingently issuable shares and do not have a dilutive impact. The outstanding employee stock options are dilutive but are de minimis and therefore have no impact on the Bank’s income per share amounts.